                                                                    EXHIBIT 3.16

                                    DELAWARE

                                 The First State

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "WESTERN ACCESS SERVICES OF TEXAS, L.P.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JUNE, A.D. 2003, AT 8:40 O'CLOCK A.M.

3676030 8100           [Seal of the State of Delaware]

030429280                            /s/ Harriet Smith Windsor
                                     ------------------------------------------
                                     Harriet Smith Windsor, Secretary of State

                                     AUTHENTICATION:  2503879

                                     DATE:  06-30-03

                                                          State of Delaware
                                                          Secretary of State
                                                      Division of Corporations
                                                   Delivered 09:06 AM 06/30/2003
                                                      FILED 08:40 AM 06/30/2003
                                                    SRV 030429280 - 3676030 FILE

                                STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

      - The Undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

      - First: The name of the limited partnership is: Western Access Services of Texas, L.P.

      - Second: The address of its registered office in the State of Delaware is 2711 Centerville Rd., Ste 400, in the City of Wilmington, DE

            The name of its Registered agent at such address is Corporation Service Company

      - Third: The name and mailing address of each general partner is as follows:

            Western Access Services, LLC
            201 E. John Carpenter Fwy
            Suite 200
            Irving, TX  75062-2707

In Witness Whereof, the undersigned have executed this Certificate of Limited Partnership of Western Access Services of Texas, L.P. as of June 30, 2003.

                                WESTERN ACCESS SERVICES, LLC

                                By: /s/ William J. Ojile, Jr.
                                    ---------------------------------------
                                                General Partner

                                Name:           William M. Ojile, Jr.
                                     --------------------------------------
                                                (type or print name)